UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       November 27, 2006

                                   0-15898
                          (Commission File Number)
                       ______________________________
                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)

              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)
                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


















Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
		Certain Officers.


On November 27, 2006, Joseph H. Cornely III resigned from his position as Executive Vice President and Director of Store Development for Casual Male Retail Group, Inc. (the "Company"). His resignation is to be effective January 2, 2007. Mr. Cornely was a "named executive officer" in the Company's 2006 Proxy Statement.















































                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                              CASUAL MALE RETAIL GROUP, INC.
                                              By: /s/ DENNIS R. HERNREICH
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer





Date:  November 30, 2006